AGREEMENT

THIS AGREEMENT made as of February 3, 2011

AMONG:

GEOXPLOR CORP., a corporation incorporated under the laws of Nevada and having an office at 3655 West Anthem Way, Anthem, Arizona, 85086

("GeoXplor")

AND:

FIRST LIBERTY POWER CORP., a corporation incorporated under the laws of Nevada and having an office at Suite 300, 7251 W. Lake Mead Blvd., Las Vegas, NV, 89128

("FLPC")

AND:

NEW AMERICA ENERGY CORP., a corporation incorporated under the laws of Nevada and having an office at 5614C Burbank Road SE, Calgary, Alberta, T2H 1Z4, Canada

("NECA")

WHEREAS:

A.

GeoXplor and FLPC are parties to an option agreement dated December 24, 2009 (the “Original Property Agreement”) pursuant to which GeoXplor granted FLPC an option to acquire a 100% interest in certain unpatented mining claims in San Juan County, Utah, more particularly described in Exhibit “A” attached hereto (the “Property”);

B.

FLPC wishes to transfer its rights in the Original Property Agreement and the Property to NECA in accordance with the terms of this Agreement and to supersede the Original Property Agreement and substitute therefore a new agreement between GeoXplor and NECA in the form attached hereto as Exhibit “B” (the “Option Agreement”); and

C.

Subject to the completion of the obligations of NECA under this Agreement, GeoXplor and FLPC wish to cancel the Original Property Agreement with no further obligations to either party thereunder and substitute therefore the terms of the Option Agreement which will control the rights between the parties hereto.

NOW THEREFORE in consideration of the premises and mutual covenants and agreements herein contained, the parties agree as follows:

SECTION 1. - INTERPRETATION

1.1	Definitions. In this Agreement:

(a)

"Mineral Exploration and Development Testing" shall include those activities that NECA, in its sole judgment and discretion, may deem advisable for the purpose of ascertaining any facts relating to the occurrence, nature and extent of Vanadium & Uranium and related Vanadium & Uranium compounds or mineralization in and under the Property and the metallurgical and physical properties of such minerals; including, but not limited to, surface trenching, excavations, geophysical and geochemical surveys, drilling, the sinking of shafts for bulk sampling, and further including the right to use the surface for access, to place and use facilities on the surface and to use water and other surface resources that may be useful or convenient in connection with such activities. Mineral Exploration and Development Testing shall specifically include such testing as may be required for filings with any applicable stock exchange.

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(b)

“Shares” means fully paid and non-assessable common shares in the capital of NECA, issued pursuant to exemptions from registration and prospectus requirements contained in the United States Securities Act of 1933 and the rules and regulations promulgated thereunder, which Shares shall contain such restrictive legends regarding applicable hold periods as required by such securities laws.

(c)	“Dollar(s)” or “$” shall mean currency of the United States.

SECTION 2. - REPRESENTATIONS AND WARRANTIES

2.1	NECA hereby represents and warrants to FLPC and GeoXplor that:

	(a)	it is a corporation duly incorporated and organized and validly existing under the State of Nevada;

(b)

it has full corporate power, authority and capacity to enter into this Agreement and to carry out its obligations under this Agreement and is qualified to carry on business in its jurisdiction of incorporation;

	(c)	it has been duly authorized to enter into, and to carry out its obligations under, this Agreement and no obligation of it in this Agreement conflicts with or will result in the breach of any term in:

(i) its notice of articles or articles; or

(ii) any other agreement to which it is a party.

2.2	FLPC hereby represents and warrants to NECA and GeoXplor that:

	(a)	it is a corporation duly incorporated and organized and validly existing under the State of Nevada;

(b)

it has full corporate power, authority and capacity to enter into this Agreement and to carry out its obligations under this Agreement and is qualified to carry on business in its jurisdiction of incorporation;

	(c)	it has been duly authorized to enter into, and to carry out its obligations under, this Agreement and no obligation of it in this Agreement conflicts with or will result in the breach of any term in:

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(i)	its notice of articles or articles; or

(ii)	any other agreement to which it is a party.

(d)

FLPC represents and warrants to NECA that it is an “accredited” investor as that term is defined in Rule 501 of Regulation D promulgated under the United States Securities Act of 1933, as amended, and acknowledges and agrees that the Shares will be issued in accordance with all applicable securities laws and will be subject to hold periods and restrictions on resale in accordance with applicable securities laws and it is FLPC’s responsibility to determine what those hold periods and restrictions are before selling or otherwise transferring any Shares.

2.3	GeoXplor hereby represents and warrants to NECA and FLPC that:

	(a)	it is a corporation duly incorporated and organized and validly existing under the State of Nevada;

(b)

it has full corporate power, authority and capacity to enter into this Agreement and to carry out its obligations under this Agreement and is qualified to carry on business in its jurisdiction of incorporation;

	(c)	it has been duly authorized to enter into, and to carry out its obligations under, this Agreement and no obligation of it in this Agreement conflicts with or will result in the breach of any term in:

		(iii)	its notice of articles or articles; or

		(iv)	any other agreement to which it is a party.

2.4      Each party's representations and warranties set out above will be relied on by the other party in entering into the Agreement and shall survive the execution and delivery of the Agreement. Each Party shall indemnify and hold harmless the other party for any loss, cost, expense, claim or damage, including legal fees and disbursements, suffered or incurred by the other party at any time as a result of any misrepresentation or breach of warranty arising under the Agreement.

SECTION 3. – GRANT AND PAYMENTS

3.1      FLPC, with the consent of GeoXplor, hereby grants to NECA the sole and exclusive option to acquire (subject to the paramount title of the United States) all of FLPC right, title and interest in the Property, and GeoXplor hereby grants to NECA those rights more particularly described in the Option Agreement.

3.2      In consideration of the transfer of the rights to the Option by FLPC, NECA will pay FLPC the following amounts:

(a)	$10,000 on the execution of this Agreement;

(b)	$33,333 within 120 days of the execution of this Agreement;

(c)	$33,333 within 240 days of the execution of this Agreement; and

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(d)	$33,334 within 360 days of the execution of this Agreement.

3.3      As additional consideration, NECA shall (1) issue 500,000 shares of its common stock to FLPC (the “Shares”), subject to such conditions as may be imposed by the rules and regulations of the United States Securities and Exchange Commission, and shall deliver a certificate of such shares to FLPC within ________ days from and after the execution of this Agreement and (2) convey to FLPC a one-half of one percent (0.5%) Net Value Royalty, as defined in the attached Option Agreement, at such time as it completes its obligations under this Agreement and the Option Agreement.

3.4      NECA will have the right to terminate this Agreement at any time up to the date of the final payment by giving notice in writing of such termination to FLPC, and in the event of such termination, this Agreement and the Option Agreement will be of no further force and effect and the Original Agreement shall control the rights and obligations between FLPC and GeoXplor.

3.5      GeoXplor hereby waives its rights under Section 2(c)(3) of the Original Property Agreement; provided, however, if NECA does not complete its obligations under this Agreement and the Original Agreement controls as provided in Section 3.4, the provisions of Section 2(c)(3) and all other provisions of the Original Agreement shall apply.

SECTION 4. - CONFIDENTIALITY

4.1      All matters concerning the execution and contents of this Agreement and the Property shall be treated as and kept confidential by the parties and there shall be no public release of any information concerning the Property, except as required by applicable securities laws, the rules of any stock exchange on which a party's shares are listed or other applicable laws or regulations, without the prior written consent of the other party, such consent not to be unreasonably withheld. Notwithstanding the foregoing, the parties are entitled to disclose confidential information to prospective investors or lenders, who shall be required to keep all such confidential information confidential.

SECTION 5. - TERMINATION

5.1      In addition to any other termination provisions contained in this Agreement, this Agreement and the Option Agreement shall terminate if NECA should be in default in performing any requirement herein set forth and has failed to cure such default within 30 days after the receipt of a notice of default by GeoXplor. If any default exists under the terms of the Original Agreement during the term of this Agreement, in addition to any notice provided by GeoXplor to FLPC, notice shall be provided to NECA.

SECTION 6 - OPERATOR

6.1      During the term of this Agreement, GeoXplor shall be the operator for purposes of developing and executing exploration programs on the Property under budgets and plans of operation developed with the participation of NECA.

SECTION 7 - GENERAL

7.1      Assignment. Any assignment of any rights under this Agreement, the Option Agreement or in the Property shall be effected by delivering notice to that effect to the other parties provided the assignee agrees in writing to be bound by the terms of this Agreement and the Option Agreement. No party shall be entitled to assign this Agreement or any rights hereunder in the Property without the prior written consent of the other party, such consent not to be unreasonably withheld. For greater certainty, nothing herein shall prevent any party from entering into any corporate reorganization, merger, amalgamation, takeover bid, plan of arrangement, or any other such corporate transaction which has the effect of, directly or indirectly, selling, assigning, transferring, or otherwise disposing of all or a part of the rights under this Agreement to a purchaser.

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7.2      Binding. This Agreement inures to the benefit of and binds the parties and their respective successors and permitted assigns.

7.3      Further Assurances. Each party shall from time to time promptly execute and deliver all further documents and take all further action reasonably necessary or desirable to give effect to the terms and intent of this Agreement.

7.4      Amendment. No amendment, supplement or restatement of any term of this Agreement is binding unless it is in writing and signed by both parties.

7.5      Notice. Any notice or other communication required or permitted to be given under this Agreement must be in writing and shall be effectively given if delivered personally or by overnight courier or if sent by fax, addressed in the case of notice to Aldrin, Ryanwood or Universal, as the case may be, to its address set out on the first page of this Agreement. Any notice or other communication so given is deemed conclusively to have been given and received on the day of delivery when so personally delivered, on the day following the sending thereof by overnight courier.

7.6      Counterparts. This Agreement may be executed by facsimile and in any number of counterparts, each of which shall constitute one and the same agreement.

7.7      Severability. If any term of this Agreement is or becomes illegal, invalid or unenforceable, that term shall not affect the legality, validity or enforceability of the remaining terms of this Agreement.

7.8      Schedules. The schedules referenced herein and attached to this Agreement, are incorporated into and form part of this Agreement.

7.9      Time. Time is of the essence of this Agreement.

7.10    Governing Law. This Agreement shall be governed by and shall be construed and interpreted in accordance with the laws of the State of Nevada.

7.11    Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter herein and supersedes all prior arrangements, negotiations, discussions, undertakings, representations, warranties and understandings, whether written or verbal.

(END OF PAGE)

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The parties hereto intending to be legally bound have executed this Agreement as of the date and year first written above.

GEOXPLOR CORP.

Per:   /s/ Clive Ashworth
               Authorized Signatory

FIRST LIBERTY POWER CORP.

Per:   /s/ Donald Nicholson
                Authorized Signatory

NEW AMERICA ENERGY CORP.

Per:  /s/ Rick Walchuk
              Authorized Signatory

Exhibit “A”
Description of Property

          The “Property” subject to the forgoing Agreement consists of the following unpatented lode mining claims situated in San Juan County, Utah, the names of which, the serial number assigned by the Utah State Office of the Bureau of Land Management, the situs of the claims on the ground according to the public land survey system and the place of record of the location notice thereof in the official records of San Juan County, are as follows:

Claim Name	BLM Serial No.	Township	Range	Section	County Record
FM 1	UMC 378055	28 South	25 East	25
FM 2	UMC 378056	28 South	25 East	25
FM 3	UMC 378057	28 South	25 East	25
FM 4	UMC 378058	28 South	25 East	25
FM 5	UMC 378059	28 South	25 East	25
FM 6	UMC 378060	28 South	25 East	25
FM 7	UMC 378061	28 South	25 East	25
FM 8	UMC 378062	28 South	25 East	25
FM 9	UMC 378063	28 South	25 East	25
FM 10	UMC 378064	28 South	25 East	25
FM11	UMC 378065	28 South	25 East	25
FM12	UMC 378066	28 South	25 East	25
FM 13	UMC 378067	28 South	25 East	25
FM 15	UMC 378069	28 South	25 East	25
FM 17	UMC 378071	28 South	25 East	25
FM 19	UMC 378073	28 South	25 East	25
FM 21	UMC 378075	28 South	25 East	25
FM 23	UMC 378077	28 South	25 East	25
FM 25	UMC 378079	28 South	25 East	25

FIRE 14	UMC 380829	28 South	25 East	25
FIRE 16	UMC 380830	28 South	25 East	25
FIRE 18	UMC 380831	28 South	25 East	25
FIRE 20	UMC 380832	28 South	25 East	25
FIRE 22	UMC 380833	28 South	25 East	25
FIRE 24	UMC 380834	28 South	25 East	25
FIRE 26	UMC 380835	28 South	25 East	25
FIRE 40	UMC 381077	28 South	25 East	25

FP 2	UMC 391722	28 South	25 East	25
FP 3	UMC391723	28 South	25 East	25
FP 4	UMC 391724	28 South	25 East	25
FP 6	UMC 391725	28 South	25 East	25
FP 8	UMC 391726	28 South	25 East	25

FM 59	UMC 386212	28 South	25 East	26
FM 60	UMC 386213	28 South	25 East	26

Claim Name	BLM Serial No.	Township	Range	Section	County Record
FM 61	UMC386214	28 South	25 East	26
FM 62	UMC 386215	28 South	25 East	26
FM 63	UMC 386216	28 South	25 East	26
FM 64	UMC 386217	28 South	25 East	26
FM 65	UMC 386218	28 South	25 East	26
FM 67	UMC 391170	28 South	25 East	26
FM 69	UMC 391171	28 South	25 East	26
FM 71	UMC 391172	28 South	25 East	26
FM 73	UMC 391173	28 South	25 East	26
FM 75	UMC 391174	28 South	25 East	26
FM 77	UMC 391175	28 South	25 East	26
FM 79	UMC 391176	28 South	25 East	26
FM 81	UMC 391177	28 South	25 East	26
FM 66	UMC 386219	28 South	25 East	23
FM 68	UMC 386221	28 South	25 East	23
FM 70	UMC 386223	28 South	25 East	23
FM 72	UMC 386225	28 South	25 East	23
FM 74	UMC 386227	28 South	25 East	23
FM 76	UMC 386229	28 South	25 East	23
FM 78	UMC 386231	28 South	25 East	23
FM 80	UMC 386233	28 South	25 East	23
FM 82	UMC 391178	28 South	25 East	23

UV 1	UMC 409924	28 South	25 East	23
UV 7	UMC 409930	28 South	25 East	23
UV 8	UMC 409931	28 South	25 East	23
UV 9	UMC 409932	28 South	25 East	23
UV10	UMC409933	28 South	25 East	23
UV 11	UMC409934	28 South	25 East	23
UV 12	UMC 409935	28 South	25 East	23
UV 13	UMC 409936	28 South	25 East	23
UV 14	UMC 409937	28 South	25 East	23
UV15	UMC 409938	28 South	25 East	26
UV 16	UMC 409939	28 South	25 East	26
UV 17	UMC 409940	28 South	25 East	26
UV 18	UMC 409941	28 South	25 East	26
UV 19	UMC 409942	28 South	25 East	26
UV 20	UMC 409943	28 South	25 East	26
UV 21	UMC 409944	28 South	25 East	26

FP 67	UMC 391728	28 South	25 East	24
FP 69	UMC 391729	28 South	25 East	24
FP 71	UMC 391730	28 South	25 East	24
FP 73	UMC 391731	28 South	25 East	24
FP 75	UMC 391732	28 South	25 East	24

Claim Name	BLM Serial No.	Township	Range	Section	County Record
FP 77	UMC 391733	28 South	25 East	24
FP 79	UMC 391734	28 South	25 East	24
FP 81	UMC 391735	28 South	25 East	24
FP 83	UMC 391736	28 South	25 East	24
FP 85	UMC 391737	28 South	25 East	24

EXHIBIT “B”
Option Agreement